 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 3, 2006

NATIONAL INVESTMENT MANAGERS INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51252	59-2091510
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 2420
New York, New York 10170
(Address of principal executive offices) (Zip Code)

(212) 389-7832
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Stephen M. Fleming, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: National Investment Managers Inc. is filing this Form 8KA Current Report to amend the Form 8K Current Report initially filed with the Securities Exchange Commission on October 10, 2006 to include the required proforma financial information pursuant to Item 9.01 of this report.

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01  Completion of Acquisition or Disposition of Assets; and
Item 3.02  Unregistered Sales of Equity Securities.

On October 3, 2006, National Investment Managers Inc. (the “Company”) entered into and closed a Stock Purchase Agreement (the “Agreement”) with THE LAMCO Group, Inc., a Florida corporation (“Lamco”), Lamoriello & Co., Inc., a Rhode Island corporation (“LCI”), Circle Pension, Inc., a New York corporation (“CPI”), Southeastern Pension Services, Inc., a Florida corporation (“SPSI”) and Nicholas J. Lamoriello (“Lamoriello”). Pursuant to the Agreement, the Company acquired and, Lamco sold, 100% of the outstanding securities in LCI, CPI and SPSI (collectively, the “Lamco Acquired Companies”). The Lamco Acquired Companies are retirement planning, pension plan design and administration entities.

In consideration for the Lamco Acquired Companies, the Company paid Lamco $1,462,668 in cash, paid Lamoriello $1,374,907 representing debt owed by the Lamco Acquired Companies to Lamoriello and paid $362,424 to the Bank of America, N.A. representing debt owned by the Lamco Acquired Companies to the Bank of America, N.A. In addition, as additional consideration, the Company issued 3,000,000 shares of common stock to Lamco (the “Lamco Shares”) and an option to purchase 300,000 shares of common stock of the Company at $0.50 per share for a period of five years to Lamoriello (the “Lamoriello Option”). 1,700,000 of the Lamco Shares (the “Lamco Escrow Shares”) were placed into escrow as further described below. The Company granted Lamco piggyback registration rights and demand registration rights subsequent to June 30, 2007 with respect to the Lamco Shares.

In connection with the acquisition of the Lamco Acquired Companies described above, the Company entered into the following agreements:

•	A Non-Competition, Non-Disclosure and Non-Solicitation Agreement between the Company, Lamoriello and Lamco;
•
An Escrow Agreement pursuant to which the Lamco Escrow Shares were placed into escrow. In the event that the EBITDA of the Lamco Acquired Companies is less than $1,000,000 during either or both of the two 12 month periods following the closing, then such number of the Lamco Escrow Shares equal to the lesser of $850,000 or the amount of the shortfall shall be returned to the Company for cancellation. In the event that the EBITDA of the Lamco Acquired Companies is greater than $1,000,000, then the Lamco Escrow Shares equal $250,000 shall be released to Lamco; provided, however, such released shares shall not exceed 510,000 shares of common stock.

•
A Cross Sales Agreement entered between the Company and Lamco pursuant to which Lamco agreed to market the retirement plan administration services provided by the Company and the Company agreed to market the fiduciary services of Lamco Advisory Services, Inc., an affiliate of Lamco for a period of three years.

•
A Technology Agreement entered between the Company and Lamco pursuant to which Lamco agreed to provide the Company with access to its centralized technology infrastructure for a period of one year and assist the Company in the build out of its own centralized workflow system and Voice over IP Phone system.

•	A Management Agreement pursuant to which Lamoriello and Stephen R. Zito agreed to manage the retirement plan administrative services business of the Lamco Acquired Companies for a period of two years.

As previously disclosed, on May 30, 2006, the Company entered into agreements with Laurus Master Fund, Ltd. (“Laurus”) pursuant to which the Company sold debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The $7,000,000 purchase price for the secured term note was placed into a restricted account with North Fork Bank. Concurrent with the closing of the acquisition of the Lamco Acquired Companies, $3,900,000 was released from the restricted account. In connection with the release of the funds from the restricted account, the Lamco Acquired Companies and Laurus entered into a Joinder Agreement pursuant to which the assets of the Lamco Acquired Companies were collateralized by Laurus and the securities of the Lamco Acquired Companies were pledged to Laurus. The Company utilized funds released from the restricted account in connection with the acquisition of the Lamco Acquired Companies to finance the cash component of the purchase price.

The Lamco Shares and the Lamoriello were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Prior to the acquisition of the Lamco Acquired Companies, no material relationship existed between the Company and Lamco and/or its affiliates, directors, officers or any associate of an officer or director.

The Lamco Acquired Companies currently serve approximately 1,000 plans with 25,000 plan participants through its offices located in Lake Mary, Florida, Jacksonville, Florida, Providence, Rhode Island and New York, New York.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of businesses acquired.

Audited Financial Statements of the LAMCO Group Inc. Pension Subsidiaries for the years ended December 31, 2005 and 2004. (attached hereto)

Unaudited Financial Statements of the Lamco Acquired Companies for the six months ended June 30, 2006. (attached hereto)

(b)    Proforma Financial Information

Proforma Financial Information (attached hereto)

(c)    Index of Exhibits.

Exhibit No.	Exhibit Description
10.1
Stock Purchase Agreement by and between National Investment Managers Inc., THE LAMCO Group, Inc., Lamoriello & Co., Inc., Circle Pension, Inc., Southeastern Pension Services, Inc. and Nicholas J. Lamoriello (1)

10.2	Stock Option issued to Nicholas J. Lamoriello (1)
10.3	Escrow Agreement entered by and between National Investment Managers Inc. and THE LAMCO Group, Inc. (1)
10.4	Cross Sales Agreement entered between National Investment Managers Inc. and THE LAMCO Group, Inc. (1)
10.5	Technology Agreement entered between National Investment Managers Inc. and THE LAMCO Group, Inc. (1)
10.6	Management entered between National Investment Managers Inc., Nicholas J. Lamoriello and Stephen R. Zito (1)
10.7	Non-Competition, Non-Disclosure and Non-Solicitation Agreement between National Investment Managers Inc., Nicholas J. Lamoriello and THE LAMCO Group, Inc. (1)
10.8	Joinder Agreement between Laurus Master Fund, Ltd., Lamoriello & Co., Inc., Circle Pension, Inc., and Southeastern Pension Services, Inc. (1)
99.1	Press Release dated October 5, 2006 (1)

(1) Incorporated herein by reference to the Form 8k Current Report filed with the Securities and Exchange Commission on October 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

Date:	By:	/s/ Steve Ross
Name: Steve Ross
Title: President and Chief Executive Officer

LAMCO GROUP INC.
PENSION SUBSIDIARIES

COMBINED FINANCIAL STATEMENTS
AND
REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

DECEMBER 31, 2005 AND 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
LAMCO Group Inc. Pension Subsidiaries

We have audited the accompanying combined balance sheet of LAMCO Group Inc. Pension Subsidiaries (collectively, the “Company”) as of December 31, 2005, and the related combined statements of operations, stockholder’s equity (deficit), and cash flows for the years ended December 31, 2005 and 2004. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of LAMCO Group Inc. Pension Subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey
April 7, 2006

LAMCO GROUP INC. PENSION SUBSIDIARIES
COMBINED BALANCE SHEET

December 31, 2005

ASSETS

Current asset
Accounts receivable, net of allowance for doubtful
accounts of $11,225	$134,239

Property and equipment, net	63,192

Other assets
Goodwill	414,797
Deposits and other assets	13,550

Total other assets	428,347

$625,778

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
Accounts payable	$43,266
Accrued expenses and other current liabilities	34,898
Capital lease obligations, current portion	13,432
Unearned revenues	439,362
Note payable, bank	374,760

Total current liabilities	905,718

Long-term liabilities
Capital lease obligations, less current portion	22,756

Commitments

Stockholder's deficit
Common stock	1,615
Accumulated deficit	(304,311)

Total stockholder's deficit	(302,696)

$625,778

LAMCO GROUP INC. PENSION SUBSIDIARIES
COMBINED STATEMENTS OF OPERATIONS

Years Ended December 31,	2005	2004

Revenues
Pension consulting and administration fees	$2,554,200	$2,617,728

Operating expenses
Employee salaries and benefits	1,228,977	1,206,074
Occupancy costs	150,759	174,202
Office expense	171,192	196,555
General and administrative expenses	153,101	165,559

	1,704,029	1,742,390

Operating income	850,171	875,338

Interest expense	31,204	25,642

Net income	$818,967	$849,696

LAMCO GROUP INC. PENSION SUBSIDIARIES
COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)

Years Ended December 31, 2005 and 2004

		Retained	Total
		Earnings	Stockholder's
	Common	(Accumulated	Equity
	Stock	Deficit)	(Deficit)

Balances, January 1, 2004	$1,615	$124,584	$126,199

Net income		849,696	849,696

Distribution to stockholder		(1,036,487)	(1,036,487)

Balances, December 31, 2004	1,615	(62,207)	(60,592)

Net income		818,967	818,967

Distribution to stockholder		(1,061,071)	(1,061,071)

Balances, December 31, 2005	$1,615	$(304,311)	$(302,696)

LAMCO GROUP INC. PENSION SUBSIDIARIES
COMBINED STATEMENTS OF CASH FLOWS

Years Ended December 31,	2005	2004

Cash flows from operating activities
Net income	$818,967	$849,696
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization	28,296	29,951
Bad debt expense (recoveries)	(18,207)	22,332
Changes in operating assets and liabilities:
Accounts receivable, net	162,313	(994)
Other assets	(2,589)	517
Accounts payable	2,166	(3,807)
Accrued expenses and other current liabilities	(22,896)	36,747
Unearned revenues	174,623	144,984

Net cash provided by operating activities	1,142,673	1,079,426

Cash flows from investing activities
Purchases of property and equipment	(27,296)	(2,481)
Payment of security deposit	(9,486)

Net cash used in investing activities	(36,782)	(2,481)

Cash flows from financing activities
Payments under capital lease obligations	(13,580)	(10,458)
Payments for note payable, bank	(31,240)	(30,000)
Distribution to stockholder (see Note 6)	(1,061,071)	(1,036,487)

Net cash used in financing activities	(1,105,891)	(1,076,945)

Net increase in cash

Cash, beginning of year

Cash, end of year	$-	$-

Supplemental disclosures of cash flow information,
cash paid during the year for interest	$31,961	$25,714

NOTES TO COMBINED FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

The Company is a pension consulting and asset management firm focused on serving the small business community in New York, New England and Florida.

Basis of Presentation

The combined financial statements of LAMCO Group Inc. Pension Subsidiaries (collectively, the “Company”) include the accounts of Lamoriello & Co., Inc. (“Lamoriello”), Circle Pension, Inc. (“Circle Pension”), and Southeastern Pension Services, Inc. (“Southeastern Pension”) which are affiliated through common ownership (collectively the “Company”). While these financial statements have been combined, the financial position, results of operations and cash flows do not represent those of a single legal entity. Further, as discussed in Note 6, LAMCO Group Inc. (the “Parent”) maintains all banking relationships (e.g. cash accounts). All significant intercompany transactions and balances have been eliminated in combination.

The combined statements of operations include all revenues and expenses directly attributable to the Company, including costs for certain functions and services performed by the Parent and a related entity, directly charged or allocated to the Company. Specific identifiable expenses incurred by the Parent on behalf of the Company are recognized in the accompanying combined financial statements within operating expenses. Overhead costs and expenses incurred by the Parent and a related entity that are not specifically identifiable to the Company are allocated to the Company based upon management’s judgment and have also been recorded in the accompanying combined financial statements within operating expenses. All of the allocations and estimates in the combined financial statements are based upon assumptions that management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Company had been operated as a separate entity. See Note 5 for specific related party transactions.

Accounts Receivable and Allowance for Doubtful Accounts

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of write-offs and collections and current credit conditions. Accounts are written-off as uncollectible once management has exhausted its collection means.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the assets, generally ranging from 3 to 7 years. Repairs and maintenance are expenses as incurred while betterments and improvements are capitalized.

Estimated
Asset	Useful Life
Capital leases - office equipment	5 Years
Furniture and fixtures	7 Years
Office equipment	3 Years
Leasehold improvements	Term of Lease

NOTES TO COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies (continued)

Concentration of Credit Risk

The Company does not believe that significant risk of loss from a concentration of credit risk exists given the large number of customers that compose its customer base and their geographical dispersion.

Revenue Recognition

The Company complies with the SEC’s Staff Accounting Bulletin (“SAB”) 101, “Revenue Recognition”, amended by SAB 104. The Company earns fees for the development and implementation of corporate and executive benefit programs as well as fees for the duration these programs are administered. The Company recognizes fee revenue when (i) persuasive evidence of an arrangement between the Company and the customer exists, (ii) delivery of the product to the customer has occurred or service has been provided to the customer, (iii) the price to the customer is fixed and determinable and (iv) collectibility of the sales price is reasonably assured. If the aforementioned criteria is not met, the Company accounts for customer advances (retainers) as unearned revenues.

Asset-based fees are earned for administration services or consulting related to certain benefit plans. These fees are based on a percentage of assets under management and are paid quarterly. Revenue is recognized as services are rendered.

Profit Sharing Plans

Each affiliated entity that is part of the combined financial statements has a defined contribution profit sharing plan with a 401(k) provision covering substantially all of its employees who meet certain eligibility requirements. Employer contributions to the Plan are determined at the discretion of management. The Company has not made any employer contributions during the years ended December 31, 2005 and 2004, respectively.

Fair Value of Financial Instruments

The fair value of the Company's assets and liabilities, which qualify as financial instruments under Statement of Financial Accounting Standards (“SFAS”) No. 107, "Disclosures About Fair Value of Financial Instruments,” approximate the carrying amounts presented in the combined balance sheet.

Income TaxesFor purposes of these combined financial statements, income taxes have not been allocated to the Company as the Company is not a taxpaying entity, thus no tax provision has been recorded in the accompanying combined statements of operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Although management believes the estimates and assumptions used in the preparation of these financial statements were appropriate in the circumstances, actual results could differ from those estimates and assumptions.

NOTES TO COMBINED FINANCIAL STATEMENTS

1. Nature of operations and summary of significant accounting policies (continued)

Long-Lived Assets

The Company complies with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, in which it periodically assesses the recoverability of the carrying amounts of long-lived assets. A loss is recognized when expected undiscounted future cash flows are less than the carrying amount of the asset. The impairment loss is the difference by which the carrying amount of the assets exceeds its fair value.

Goodwill

Goodwill represents the excess of cost over the fair value of net assets of businesses acquired. The Company accounts for goodwill under the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets”. Goodwill and intangible assets acquired in a purchase business combination and determined to have an indefinite useful life are not amortized, but instead tested for impairment, at least annually, in accordance with the provisions of SFAS No. 142. No impairment losses have been recognized to date on goodwill.

2.	Property and equipment

Property and equipment consist of the following at December 31, 2005:

Capital leases - office equipment	$68,090
Furniture and fixtures	28,665
Office equipment	87,136
Leasehold improvements	4,335
188,226
Less accumulated depreciation and amortization	125,034
$63,192

Office equipment acquired under capital leases of approximately $68,000 have accumulated depreciation of approximately $33,000 for the year ended December 31, 2005. Interest expense related to the capital leases amounted to approximately $3,000 for the years ended December 31, 2005 and 2004, respectively.

NOTES TO COMBINED FINANCIAL STATEMENTS

3.	Common stock

Details of common stock at December 31, 2005 are as follows:

Lamoriello & Co., Inc.
Common stock, $1 par value, authorized
1,000 shares; issued and outstanding 215
shares	$215

Circle Pension, Inc.
Common stock, $1 par value, authorized
5,000 shares; issued and outstanding 1,300
shares	1,300

Southeastern Pension Services, Inc.
Common stock, $1 par value, authorized
10,000 shares; issued and outstanding 100
shares	100
$1,615

4.	Capital leases

At December 31, 2005, capital lease obligations consisted of the following:

Various leases with monthly payments
aggregating $1,483 in 2005
with inputed interest of 7.00%
per annum	$39,982
Less amount representing interest	3,794
Present value of minimum lease payments	36,188
Less current portion	13,432
$22,756

NOTES TO COMBINED FINANCIAL STATEMENTS

4.	Capital leases (continued)

Scheduled future minimum aggregate payments on capital lease obligations are as follows:

Year Ending December 31,
2006	$13,432
2007	10,226
2008	8,710
2009	3,820
$36,188

5.	Note payable, bank

Lamoriello and Circle Pension, along with related entities, are parties to a Loan and Security Agreement (“LSA”) dated March 17, 1998 with an unrelated financial institution. Per the terms of the LSA, Lamoriello, Circle Pension and/or the related entities can borrow up to $500,000. The borrowings are evidenced by a demand note which bears interest at the financial institution’s prime lending rate (7.25% at December 31, 2005) plus 1%. The borrowings are collateralized by the Company’s accounts receivable, property and equipment and a life insurance in the name of the Parent’s major stockholder.

6.	Related party transactions

The Parent maintains all banking relationships on behalf of the Company. All payments from the Company’s clients are deposited into accounts maintained by the Parent. The Parent also makes cash disbursements on behalf of the Company from bank accounts which are maintained by the Parent on a daily basis. The net effect of the aforementioned cash activity, coupled with the transactions below, have been reflected as a distribution to stockholder in the accompanying combined financial statements.

Allocated Parent Expenses - The Parent allocates a certain portion of its business expenses to the Company. These allocated expenses include insurance (workers compensation, liability, errors and omissions, and property) and computer services. These allocated expenses totaled approximately $36,000 for the year ended December 31, 2005 and $34,000 for the year ended December 31, 2004, which is included in employee salaries and benefits and office expense.

Allocated Related Party Expenses - A related party allocates a certain portion of its business expenses to the Company. These allocated expenses include rent, telephone and office expenses and totaled approximately $46,000 for the year ended December 31, 2005 and $51,000 for the year ended December 31, 2004, which is included in occupancy costs and office expense.

Allocated Company Expenses - The Company allocates a certain portion of its business expenses which are paid by the Parent. These allocated cost include rent, utilities and service contracts on office equipment and totaled approximately $52,000 for the year ended December 31, 2005 and $60,000 for the year ended December 31, 2004, which is included in general and administrative expenses and occupancy costs.

NOTES TO COMBINED FINANCIAL STATEMENTS

6.	Related party transactions (continued)

In addition, the Parent maintains a credit card account whereby certain Company officers are authorized to charge expenditures on the Company’s behalf. Specific charges related to the Company’s business activities are recorded on the Company’s books. The charges include office equipment, office expenses, travel and entertainment and totaled approximately $35,000 for the year ended December 31, 2005 and $27,000 for the year ended December 31, 2004, which is included in general and administrative expenses and office expense.

7.	Commitments

Leases

The Company rents office facilities under three separate operating leases. The lease with the longest term expires in November 2015.

Future aggregate minimum annual rental payments are approximately as follows:

Year Ending December 31,
2006	$154,000
2007	138,000
2008	139,000
2009	144,000
2010	146,000
Thereafter	361,000
$1,082,000

Rent expense was approximately $151,000 and $174,000 for the years ended December 31, 2005 and 2004, respectively.

The unaudited pro forma consolidated financial statements of NIM and the Lamco Acquired Companies reflect pro forma adjustments for certain transactions that are required as a condition to the acquisition, as if such transactions had occurred as of June 30, 2006 for purposes of the unaudited pro forma consolidated condensed balance sheet, at January 1, 2005 for purposes of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2005, and at January 1, 2006 for purposes of the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2006, respectively.

National Investment Managers Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
June 30, 2006
(Unaudited)

	National
	Investment
	Managers	Lamco				Pro Forma
	Inc. &	Acquired	Pro Forma			Consolidated
	Subsidiaries	Companies	Adjustments			Company
CURRENT ASSETS
Cash	$892,293					$1,592,293
			$3,900,000	(b	)
			(3,200,000)	(a	)
Accounts receivable, net	1,871,475	$181,489				2,052,964
Prepaid financing costs	230,039					230,039
Prepaid directors and officers liability insurance	73,937					73,937
Prepaid expenses and other current assets	338,266					338,266

Total current assets	3,406,010	181,489	700,000			4,287,499
.
PROPERTY AND EQUIPMENT, net	845,329	61,461	(61,461)	(d	)	945,329
			100,000	(c	)
OTHER ASSETS
Goodwill	13,630,674	416,931	2,000,000	(c	)	15,888,034
			(416,931)	(d	)
			211,360	(d	)
			46,000	(f	)
Customer lists/relationships	16,307,603		3,300,000	(c	)	19,607,603
Other intangibles	2,894,223		800,000	(c	)	3,694,223
Deferred financing costs	516,770					516,770
Restricted cash	6,618,000		(3,900,000)	(b	)	2,718,000
Other assets		10,834				10,834

Other assets	39,967,270	427,765	2,040,429			42,435,464

Total Assets	$44,218,609	$670,715	$2,778,968			$47,668,292

CURRENT LIABILITIES
Long-term debt, current portion	$2,704,225	$373,452	$(360,816)	(d	)	$2,716,861
Accounts payable	796,734	63,174				859,908
Unearned revenue	2,807,626	335,000				3,142,626
Accrued expenses and other current liabilities	1,751,540	22,329				1,773,869

Total current liabilities	8,060,125	793,955	(360,816)			8,493,264

LONG TERM LIABILITIES
Long-term debt, less current portion	17,462,972	16,544				17,479,516
Preferred dividends payable	1,073,602					1,073,602
Derivative financial instruments	237,623					237,623
Deferred tax liability	4,041,496		1,500,000	(c	)	5,541,496

Total long term liabilities	22,815,693	16,544	1,500,000			24,332,237

Total Liabilities	30,875,818	810,499	1,139,184			32,825,501

STOCKHOLDERS' EQUITY
Preferred stock
National Investment Managers Inc. -
Preferred Stock, $.001 par value,
10,000,000 shares authorized
4,000,000 designated as Series A
shares of which 3,620,000 shares
issued and outstanding
(liquidation preference $3,620,000),
4,000,000 designated as Series B shares
of which 3,815,000 shares issued and
outstanding (liquidation preference $7,630,000)
and 1,000,000 designated as Series C shares
pro forma of which 883,334 shares issued and
outstanding (liquidation preference $10,600,008)	8,318					8,318
Common Stock
National Investment Managers Inc. -
$.001 par value 100,000,000 shares
authorized, 20,711,837 shares issued
outstanding (pre-acquisition) 23,711,837 pro forma	20,712		3,000	(a	)	23,712

Common stock		1,615	(1,615)	(e	)	-
Additional paid-in-capital	19,204,583		1,497,000	(a	)	20,701,583
Accumulated deficit	(5,890,822)	(141,399)	141,399	(e	)	(5,890,822)

Total stockholders' equity (deficiency)	13,342,791	(139,784)	1,639,784			14,842,791

Total liabilities and stockholders' equity	$44,218,609	$670,715	$2,778,968			$47,668,292

(a) NIM purchased the Lamco Acquired Companies for $4,746,000, cash of $3.2 million and NIM issued 3,000,000 shares of common stock at
      $0.50 (fair market value) as consideration for acquisition equaling $1.5 million and 3000,000 options valued at $46,000.

(b) To make the acquisition, NIM drew $3.9 million from restricted cash.
(c) The aggregate purchase price of $4,746,000 is preliminarily allocated as follows: $3,300,000 - customer lists/relationships; $800,000 - other intangible assets; $100,000 - property and equipment; $1,500,000 - deferred tax liability; $2,046,000- goodwill

(d) Assets and liabilities not assumed in connection with the Stock Purchase Agreement dated 10/03/06
(e) Elimination of Lamco Acquired Companies equity.
(f) Represents the value of 300,000 options issued in connection with the acquisition

National Investment Managers Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
For the year ended December 31, 2005
(Unaudited)

		Stephen
	National	H. Rosen	Valley Forge
	Investment	& Associates,	Enterprises, Ltd.	American	Lamco				Pro Forma
	Managers	Inc. and	and	Benefit	Acquired	Pro Forma			Consolidated
	Inc.	Affiliate	Subsidiaries	Resources, Inc.	Companies	Adjustments			Company
		(a)	(c)	(b)	(c)

Revenues	$4,824,528	$1,522,692	$2,807,667	$13,008,673	$2,554,200				$24,717,760

Operating expenses:
Selling	393,100								393,100
General and administrative	4,756,139	1,274,944	2,798,257	12,661,381	1,704,029				23,194,750
Depreciation and amortization	749,250	7,874	18,250	731,039		158,083	(d	)	4,504,567
						2,840,070	(h	)
Stock based compensation	293,867								293,867

	6,192,356	1,282,818	2,816,508	13,392,420	1,704,029	2,998,153			28,386,284

Income (loss) from operations	(1,367,828)	239,874	(8,841)	(383,747)	850,171	(2,998,153)			(3,668,524)

Other income (expense)
Reverse acquisition costs	(215,000)								(215,000)

Interest expense	(1,196,864)	(1,186)	(517)	(1,965,374)	(31,204)	1,993,542	(g	)	(3,411,491)
						(2,167,083)	(h	)
						(36,750)	(e	)
						(6,055)	(f	)
Change in fair value of derivative financial instruments	(123,734)								(123,734)
Interest, dividend and rental income	66,336	14,881	8,090	21,629					110,936

	(1,469,262)	13,695	7,573	(1,943,745)	(31,204)	(216,346)			(3,639,289)

Income (loss) before income tax (expense) benefit	(2,837,090)	253,569	(1,268)	(2,327,492)	818,967	(3,214,500)			(7,307,813)

Income tax (expense) benefit	29,105		(2,912)	(56,886)		(101,428)	(i	)	(132,121)

Net income (loss) available to common shareholders	$(2,807,985)	$253,569	$(4,180)	$(2,384,378)	$818,967	$(3,315,927)			$(7,439,934)

Basic and diluted loss per common share	$(0.24)								$(0.36)

Weighted average number of common shares outstanding	13,387,000								20,537,000	(k	)

(a)	Represents the consolidated condensed statement of operations for the period January 1, 2005 through July 31, 2005 (date of acquisition). August 1, 2005 through December 31, 2005 are included in National Investment Managers Inc..
(b)	Represents the consolidated condensed statement of operations for the period January 1, 2005 through November 30, 2005 (date of acquisition). December 1, 2005 through December 31, 2005 are included in National Investment Managers Inc..
(c)	Represents the consolidated condensed statement of operations for the the year ended December 31, 2005.
(d)	Represents twelve months of additional depreciation expense incurred due to the step up basis of fixed assets acquired.
(e)	Represents seven months of interest expense on $900,000 loans at 7.00%
from previous shareholders of Rosen
(f)	Represents seven months of interest expense on $300,000 loans at 3.46%
(applicable federal rate) from previous shareholders of Rosen.
(g)	Elimination of interest expense on liability not assumed
(h)	Represents additional interest expense on funds borrowed for acquisitions
(i)	Represents pro forma income taxes for Stephen H. Rosen
and Associates, Inc. and Affiliate as if these entities were taxed under Subchapter
C (and not Subchapter S) of the Internal Revenue Code.
(j)	Proforma income taxes have not been reflected for the Lamco Acquired
Companies as they are not a taxpaying entity
(k)	Unaudited pro forma weighted average share information
for the year ended December 31, 2005 is as follows:

Year ended
December 31, 2005

NIM historical weighted average shares outstanding	13,387,000
Shares issued as consideration for acquisition of
Valley Forge Enterprises, Ltd.	4,150,000
Shares issued as consideration for acquisition of
Lamco Acquired Companies	3,000,000

20,537,000

(l)	On August 2, 2005, NIM entered into, and consummated,
a stock purchase agreement with the shareholders of Stephen H. Rosen &
Associates, Inc. and a Stock Exchange Agreement with the shareholders of
Haddon Strategic Alliances, Inc. On November 30, 2005, NIM consummated an Asset Purchase Agreement with American Benefit Resources, Inc. On
January 4, 2006, NIM and its wholly-owned subsidiary, VFE Merger Corp.
consummated an Agreement and Plan of Merger with the shareholders of
Valley Forge Enterprises, Ltd. On October 3, 2006, NIM entered into and closed a Stock Purchase Agreement with the shareholders of the Lamco
Acquired Companies.

National Investment Managers Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
Six Months Ended June 30, 2006
(Unaudited)

	National
	Investment
	Managers	Lamco				Pro Forma
	Inc. &	Acquired	Pro Forma			Consolidated
	Subsidiaries	Companies	Adjustments			Company

Revenues	$10,690,313	$1,599,954				$12,290,267

Operating expenses:
Selling	203,158					203,158
General and administrative	10,122,786	913,938				11,036,724
Depreciation and amortization	1,681,385	13,451	$57,143	(a	)	1,990,909
			3,216	(b)
			235,714	(c)
Stock based compensation	595,734	-				595,734

	12,603,063	927,389	296,073			13,826,525

Income (loss) from operations	(1,912,750)	672,565	(296,073)			(1,536,258)

Other income (expense)
Gain on sale of subsidiary	166,568					166,568
Change in fair value of derivative financial instruments	1,464,270					1,464,270
Interest expense	(1,902,578)	(17,222)	16,057	(d	)	(1,903,743)
Interest, dividend and rental income	16,306					16,306

	(255,434)	(17,222)	16,057			(256,599)

Loss before deferred income tax benefit	(2,168,184)	655,343	(280,016)			(1,792,857)

Deferred income tax (expense) benefit	231,292			(e	)	231,292

Net loss available to common shareholders	(1,936,892)	655,343	(280,016)			(1,561,565)

Preferred dividends	(660,500)	-				(660,500)

Net loss	$(2,597,392)	$655,343	$(280,016)			$(2,222,065)

Basic and diluted loss per common share	$(0.13)					$(0.10)

Weighted average number of common shares outstanding	19,764,000		3,000,000			22,764,000

(a) Represents six months of amortization of intangible assets allocated to purchase price of the Lamco Acquired Companies
(b) Represents six months of additional depreciation expense incurred due to the step up basis of fixed assets acquired.
(c) Represents six months of amortization of customer lists allocated to purchase price of the Lamco Acquired Companies
(d) Elimination of interest expense on liability not assumed
(e) Proforma income taxes have not been reflected for the Lamco Acquired Companies as they are not a taxpaying entity